Segment
Automotive
25%
Communications
22%
Other
9%
Computer
29%
Electronic
Components
 and
Sensors
Electronics
Manufacturing
Services
Markets
Industrial &
Medical
15%
42%
58%
25%
7%
2%
7%
27%
2%
15%
1%
14%
Based on Last Four Quarters Through June 2006
Segment
Defense & Aerospace
Security
Consumer
Segments and Markets

 Target Adjusted Return on
Invested Capital (ROIC)
OPERATING
MARGIN
AFTER-TAX
(NOPAT
Margin)
    INVESTED CAPITAL TURNOVER
Both Segments Have Comparable ROIC Targets
2003
2004
2005
4%
2%
6%
8%
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0%
6.3%
7.9%
ROIC
10%
12%
4.0
EMS
Components
  & Sensors

®
®
Automotive
EC
EMS
Customers

WiMax Applications Expected to Add $10-$12M Incremental
Sales in 2008 (EMS $8-$10M)
WiMax Equipment:
Industry Capital Spend
WiMax allows broadband wireless access networks and equipment to talk to each other
Estimates per Transmedia – based on provider spending plans
•
CTS Electronic Components awarded design wins with three different OEMs serving several providers.
Content:  Frequency and Timing Modules, Crystal Oscillators, Filters
•
CTS EMS provides high level assembly for a major WiMax OEM.
WiMax

Sales
$ in Millions
Medical Ultrasound
   Wide Format
Inkjet Printer Head
Undersea Energy
Exploration
Technology:
- Superior piezo ceramic material
-
 Photolithographic capabilities
-
 Ultra-Thin
- High dielectric
Electronic Components –
Piezo Electronic Elements

Components & Sensors
EMS
SALES
$ in Millions
ADJUSTED
 SEGMENT
 OPERATING
EARNINGS
% OF SALES
Segment Performance

CTS Corporation
Appendix 1

CTS Corporation
Definition of Financial Term -
Adjusted Return on Invested Capital

	Full Year
	2005	2004	2003

Operating earnings	$40.3	$31.1	$13.8

Charges (credits) to reported operating earnings:

Restructuring and asset impairment charges			4.6
Gain on sale of excess equipment less LTCC severance	(1.2)
Gain on sale of excess Canadian land		(2.7)

Total adjustments to reported operating earnings	(1.2)	(2.7)	4.6

Adjusted operating earnings	$39.1	$28.4	$18.4

Tax rate	25%	23%	25%

Tax effected adjusted operating earnings	$29.3	$21.9	$13.8

Invested Capital:
Current Year:
Shareholders' equity	$329.6	$310.7	$294.2
Long-term debt	68.3	94.2	75.9
Notes payable and current portion of LT debt	13.4	3.3	-
Less: Cash	(12.0)	(61.0)	(25.4)
Invested capital	399.3	347.2	344.7

Prior Year:
Shareholders' equity	310.7	294.2	265.0
Long-term debt	94.2	75.9	67.0
Notes payable and current portion of LT debt	3.3	-	28.3
Less: Cash	(61.0)	(25.4)	(9.2)
Invested capital	347.2	344.7	351.1

Adjusted invested capital	$373.3	$346.0	$347.9

Adjusted return on invested capital	7.9%	6.3%	4.0%

Sales	$617.5	$531.3	$463.0
Tax effected adjusted operating earnings	29.3	21.9	13.8
Tax effected adjusted operating margin as a
percentage of sales (a)	4.7%	4.1%	3.0%

Sales	$617.5	$531.3	$463.0
Adjusted invested capital	373.3	346.0	347.9
Invested capital turns (b)	1.65	1.54	1.33

Adjusted return on invested capital (a) x (b)	7.9%	6.3%	4.0%

CTS Corporation
Reconciliation of Segment Operating Earnings (Loss) to Adjusted Segment Operating Earnings (Loss)
($ in millions)
	YTD Q2 2006		2005		2004		2003		2002		2001
		Components		Components		Components		Components		Components		Components
	EMS	& Sensors	EMS	& Sensors	EMS	& Sensors	EMS	& Sensors	EMS	& Sensors	EMS	& Sensors
Segment Net Sales to External Customers	$177.1	$139.3	$364.5	$253.0	$270.3	$261.0	$210.1	$252.9	$186.9	$270.9	$211.6	$366.1

Segment Operating earnings (loss)	$3.6	$18.3	$10.1	$30.2	$7.8	$23.3	$11.0	$7.4	$10.8	$(6.0)	$10.5	$(8.3)

Charges (credits) to reported operating earnings (loss):
Customer reimbursement										(3.1)
Gain on sale of excess equipment less LTCC severance				(1.2)
Gain on sale of excess Canadian land						(2.7)

Total adjustments to reported operating earnings (loss)	-	-	-	(1.2)	-	(2.7)	-	-	-	(3.1)	-	-

Adjusted operating earnings (loss), excluding above referenced items	$3.6	$18.3	$10.1	$29.0	$7.8	$20.6	$11.0	$7.4	$10.8	$(9.1)	$10.5	$(8.3)

Adjusted segment operating earnings (loss), excluding above referenced items, as a percentage of total sales	2.0%	13.1%	2.8%	11.5%	2.9%	7.9%	5.2%	2.9%	5.8%	-3.4%	5.0%	-2.3%